UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of 15(d) of the Securities Exchange Act of 1934

Date of Report: May 16, 2018
(Date of earliest event reported)
Heartland Financial USA, Inc.
(Exact name of Registrant as specified in its charter)
Delaware
(State or jurisdiction of incorporation)

001-15393	42-1405748
(Commission File Number)	(I.R.S. Employer Identification Number)

1398 Central Avenue, Dubuque, Iowa	52001
(Address of principal executive offices)	(Zip Code)
(563) 589-2100
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders
Heartland Financial USA, Inc. (the "Company") held its Annual Meeting of Stockholders in Dubuque, Iowa, on May 16, 2018. At the meeting, stockholders approved the following voting matters:

(1)	Elect three individuals to serve as Class I directors for a three-year term expiring in 2021.
(2)
Approve amendments to the Company’s Certificate of Incorporation to: (a) increase the maximum Board size from 9 members to 11 members, and (b) increase the maximum age at which a director may be elected from age 70 to age 72.

(3)	Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018.
(4)	Take a non-binding, advisory vote on executive compensation.
(5)	Transact such other business as may properly be presented at the Annual Meeting.
There were 31,068,239 issued and outstanding shares of common stock and 745 shares Series D preferred stock entitled to vote at the annual meeting. Holders of the Series D preferred stock vote as a single class on an as-converted basis with the holders of common stock. Holders of Series D preferred stock had 39.8883 votes per share at the annual meeting. At the annual meeting, 25,362,211 total shares of stock were present in person or by proxy, representing approximately 82% of the total voting power of the issued and outstanding shares of common stock and Series D preferred stock entitled to vote. The voting results on the above described matters were as follows:

For the election of three (3) Class I directors of the Company:
NOMINEE	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES
Lynn B. Fuller	14,211,940	6,543,599	4,606,672
R. Michael McCoy	18,832,102	1,923,437	4,606,672
Martin K. Schmitz	14,010,452	6,745,087	4,606,672

2. (a) Approve amendment to the Company’s Certificate of Incorporation to increase the maximum Board size from 9 members to 11 members.
VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
19,956,839	761,490	37,210	4,606,672

2. (b) Approve amendment to the Company’s Certificate of Incorporation to increase the maximum age at which a director may be elected from age 70 to age 72.
VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
19,791,262	911,182	53,095	4,606,672

3. Ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018
VOTES FOR	VOTES AGAINST	ABSTAIN
23,198,831	2,074,760	88,620

4. Take a non-binding, advisory vote on executive compensation
VOTES FOR	VOTES AGAINST	ABSTAIN	BROKER NON-VOTES
19,547,138	720,549	487,852	4,606,672

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 17, 2018

HEARTLAND FINANCIAL USA, INC.
/s/ Bryan R. McKeag
By:	Bryan R. McKeag
Executive Vice President & CFO